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                                                                   EXHIBIT 99.1


                                CERTIFICATION OF
                               PLAN ADMINISTRATOR
                 OF THE NEWFIELD EXPLORATION COMPANY 401(k) PLAN
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Newfield Exploration Company 401(k) Plan (the "Plan") Annual Report on Form 11-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mona Leigh Broussard, as a member, and on behalf, of the Plan Administrator of the Plan, hereby certify, to my knowledge, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.



Date:  June 25, 2003                        /s/  MONA LEIGH BROUSSARD
                                            ----------------------------------
                                            Mona Leigh Broussard
                                            Plan Administrator



A signed original of this written statement as required by Section 906 has been provided to the Plan Administrator of the Plan and will be retained by the Plan Administrator and furnished to the Securities and Exchange Commission or its staff upon request.